UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2012
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On November 7, 2012, Celanese Corporation ("Celanese"), its wholly-owned subsidiary Celanese US Holdings LLC (the "Issuer"), and certain subsidiaries of the Issuer (the "Guarantors" and, together with Celanese and the Issuer, the "Company Parties"), entered into an Underwriting Agreement with Deutsche Bank Securities Inc., as representative of the several underwriters named therein (collectively, the "Underwriters"), providing for the offer and sale by the Issuer of $500,000,000 aggregate principal amount of 4.625% Senior Notes due 2022 (the "Notes"). The offering of the Notes was registered under the Securities Act of 1933, as amended, and is being made pursuant to the Registration Statement on Form S-3, Reg. Nos. 333-173822 and 333-173822-01 through 333-173822-15, and the Prospectus included therein, filed by the Company Parties with the Securities and Exchange Commission ("Commission") on April 29, 2011, the related Prospectus Supplement dated November 7, 2012, and the Free Writing Prospectus accepted for filing by the Commission on November 8, 2012.
The Notes have been issued under an Indenture, dated as of May 6, 2011 ("Base Indenture"), among Celanese, the Issuer, and Wells Fargo Bank, National Association, as trustee (the "Trustee"), as amended by a Second Supplemental Indenture, dated as of November 13, 2012 ("Second Supplemental Indenture"), among the Company Parties and the Trustee (the Base Indenture and Second Supplemental Indenture collectively referred to as the "Indenture"). The issuance and sale of the Notes closed on November 13, 2012. A copy of the Base Indenture was previously filed as Exhibit 4.2 to Celanese's current report on Form 8-K filed with the Commission on May 6, 2011 and is incorporated herein by reference. The form of Note and the Second Supplemental Indenture are filed as Exhibits 4.1 and 4.2 to this Current Report and are incorporated herein by reference.
The Underwriting Agreement includes customary representations, warranties and covenants by the Company Parties. It also provides for customary indemnification by each of the Company Parties and the Underwriters against certain liabilities arising out of or in connection with the sale of the Notes and customary contribution provisions in respect of those liabilities.
The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement which is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. Certain of the Underwriters and their related entities have engaged and may engage in various financial advisory, commercial banking and investment banking transactions with the Company Parties in the ordinary course of their business, for which they have received, or will receive, customary compensation and expenses.
Item 7.01 Regulation FD Disclosure.*
On November 13, 2012, Celanese issued a press release announcing the closing of the issuance and sale of the Notes. A copy of the press release is furnished with this Current Report as Exhibit 99.1.
Item 8.01 Other Events.
The opinion and consent of Gibson, Dunn & Crutcher LLP in connection with the validity of the Notes offered under the Registration Statement are filed as Exhibits 5.1 and 23.1, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
1.1
Underwriting Agreement, dated November 7, 2012, by and among Celanese US Holdings LLC, Celanese Corporation, the subsidiary guarantors party thereto and Deutsche Bank Securities Inc., as representative of the several underwriters named therein.

4.1	Form of 4.625% Senior Note due 2022.

4.2
Second Supplemental Indenture, dated as of November 13, 2012, among Celanese US Holdings LLC, Celanese Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated November 13, 2012.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Press Release, dated November 13, 2012.*

*
The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: November 13, 2012

Exhibit Index

Exhibit
Number	Description
1.1
Underwriting Agreement, dated November 7, 2012, by and among Celanese US Holdings LLC, Celanese Corporation, the subsidiary guarantors party thereto and Deutsche Bank Securities Inc., as representative of the several underwriters named therein.

4.1	Form of 4.625% Senior Note due 2022.

4.2
Second Supplemental Indenture, dated as of November 13, 2012, among Celanese US Holdings LLC, Celanese Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated November 13, 2012.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Press Release, dated November 13, 2012.*

*
The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

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